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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): July 25, 2002

                    Commission File Number: 333-82617

  Michigan           Venture Holdings Company LLC               38-3470015

  Michigan           Vemco, Inc.                                38-2737797

  Michigan           Venture Industries Corporation             38-2034680

  Michigan           Venture Mold & Engineering Corporation     38-2556799

  Michigan           Venture Leasing Company                    38-2777356

  Michigan           Vemco Leasing, Inc.                        38-2777324

  Michigan           Venture Holdings Corporation               38-2793543

  Michigan           Venture Service Company                    38-3024165

  Michigan           Experience Management, LLC                 38-3382308

  Michigan           Venture Europe, Inc.                       38-3464213

  Michigan           Venture EU Corporation                     38-3470019

  (State or other    (Exact name of registrant as               (I.R.S. Employer
  jurisdiction of    specified in its charter)                  Identification
  incorporation or                                              Number)
  organization)

                  33662 James J. Pompo, Fraser, Michigan 48026
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (810) 294-1500

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         As of 5:00 P.M. on July 25, 2002, Venture Holdings Company LLC and certain of its subsidiaries (collectively, the "Company") successfully completed the consent solicitation commenced on July 15, 2002 with respect to its 9.5% Senior Notes due 2005 (CUSIP No. 92326YAD1), 11% Senior Notes due 2007 (CUSIP No. 92326YAF6), and 12% Senior Subordinated Notes due 2009
(CUSIP No. 92326YAH2).



























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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VENTURE HOLDINGS COMPANY LLC
                                        VEMCO, INC.
                                        VENTURE INDUSTRIES CORPORATION
                                        VENTURE MOLD & ENGINEERING CORPORATION
                                        VENTURE LEASING COMPANY
                                        VEMCO LEASING, INC.
                                        VENTURE HOLDINGS CORPORATION
                                        VENTURE SERVICE COMPANY
                                        EXPERIENCE MANAGEMENT LLC
                                        VENTURE EUROPE, INC.
                                        VENTURE EU CORPORATION


Date: July 26, 2002                     By:  /s/ James E. Butler
                                             -------------------------------
                                             James E. Butler
                                             Executive Vice President









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